                             SUPPLEMENTAL INDENTURE

                         (DATED AS OF SEPTEMBER 1, 2003)

                                 --------------

                       PUBLIC SERVICE COMPANY OF COLORADO

                                       TO

                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                                       AS TRUSTEE

                                 --------------

                  CREATING TWO ISSUES OF FIRST MORTGAGE BONDS,
                   COLLATERAL SERIES N AND COLLATERAL SERIES O

                                 --------------

      (SUPPLEMENTAL TO INDENTURE DATED AS OF DECEMBER 1, 1939, AS AMENDED)

                  SUPPLEMENTAL INDENTURE, dated as of September 1, 2003, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (the "Company"), party of the first part, and U.S. BANK TRUST NATIONAL ASSOCIATION (FORMERLY FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION), a national banking association, as successor trustee (the "Trustee") to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York), party of the second part.

                  WHEREAS, the Company heretofore executed and delivered to the Trustee its Indenture, dated as of December 1, 1939 (the "Principal Indenture"), to secure its First Mortgage Bonds from time to time issued thereunder; and

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule A hereto for certain purposes, including the creation of series of bonds, the subjection to the lien of the Principal Indenture of property acquired after the execution and delivery thereof, the amendment of certain provisions of the Principal Indenture and the appointment of the successor Trustee; and

                  WHEREAS, the Principal Indenture as supplemented and amended by all Supplemental Indentures heretofore executed by the Company and the Trustee is hereinafter referred to as the "Indenture", and, unless the context requires otherwise, references herein to Articles and Sections of the Indenture shall be to Articles and Sections of the Principal Indenture as so amended; and

                  WHEREAS, the Company proposes to create two new series of First Mortgage Bonds to be designated as First Mortgage Bonds, Collateral Series N (the "Collateral Series N Bonds") and First Mortgage Bonds, Collateral Series O (the "Collateral Series O Bonds"), to be issued and delivered to the trustee under the 1993 Mortgage (as hereinafter defined) as the basis for the authentication and delivery under the 1993 Mortgage of First Collateral Trust Bonds, Series No. 14 and First Collateral Trust Bonds, Series No. 15, respectively, all as hereinafter provided, and to vary in certain respects the covenants and provisions contained in Article V of the Indenture, to the extent that such covenants and provisions apply to the Collateral Series N Bonds and the Collateral Series O Bonds; and

                  WHEREAS, the Company, pursuant to the provisions of the Indenture, has, by appropriate corporate action, duly resolved and determined to execute this Supplemental Indenture for the purpose of providing for the creation of the Collateral Series N Bonds and the Collateral Series O Bonds and of specifying the form, provisions and particulars thereof, as in the Indenture provided or permitted and of giving to the Collateral Series N Bonds and the Collateral Series O Bonds the protection and security of the Indenture; and

                  WHEREAS, the Company represents that all acts and proceedings required by law and by the charter and by-laws of the Company, including all action requisite on the part of its shareholders, directors and officers, necessary to make the Collateral Series N Bonds and the Collateral Series O Bonds , when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute the Principal Indenture and all indentures supplemental thereto, including this

Supplemental Indenture, valid, binding and legal instruments for the security of the bonds of all series, including the Collateral Series N Bonds and the Collateral Series O Bonds , in accordance with the terms of such bonds and such instruments, have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

                  NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

                  That Public Service Company of Colorado, the Company named in the Indenture, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in pursuance of the direction and authority of the Board of Directors of the Company given at a meeting thereof duly called and held, and in order to create the Collateral Series N Bonds and the Collateral Series O Bonds and to specify the form, terms and provisions thereof, and to secure the payment of the principal of and premium, if any, and interest, if any, on all bonds from time to time outstanding under the Indenture, including the Collateral Series N Bonds and the Collateral Series O Bonds, according to the terms of said bonds, and to secure the performance and observance of all of the covenants and conditions contained in the Indenture, has executed and delivered this Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed unto U.S. Bank Trust National Association, as Trustee, and its successor or successors in the trust and its and their assigns forever;

                  TO HAVE AND TO HOLD all and singular the properties, rights, privileges and franchises described in the Principal Indenture and in the several Supplemental Indentures hereinabove referred to and owned by the Company on the date of the execution and delivery hereof (other than property of a character expressly excepted from the lien of the Indenture as therein set forth) unto the Trustee and its successor or successors and assigns forever;

                  SUBJECT, HOWEVER, to permitted encumbrances as defined in the Indenture;

                  IN TRUST, NEVERTHELESS, upon the terms and trusts set forth in the Indenture, for the equal and proportionate benefit and security of all present and future holders of the bonds and coupons issued and to be issued under the Indenture, including the Collateral Series N Bonds and the Collateral Series O Bonds, without preference, priority or distinction as to lien (except as any sinking, amortization, improvement or other fund established in accordance with the provisions of the Indenture or any indenture supplemental thereto may afford additional security for the bonds of any particular series) of any of said bonds over any others thereof by reason of series, priority in the time of the issue or negotiation thereof, or otherwise howsoever, except as provided in Section 2 of Article IV of the Indenture.

                                  ARTICLE ONE

            CREATION AND DESCRIPTION OF THE COLLATERAL SERIES N BONDS

                  SECTION 1. A new series of bonds to be issued under and secured by the Indenture is hereby created, the bonds of such new series to be designated First Mortgage Bonds, Collateral Series N. The Collateral Series N Bonds shall be limited to an aggregate principal amount of Three Hundred Million dollars ($300,000,000). The Collateral Series N Bonds shall mature on October 1, 2008. The Collateral Series N Bonds shall not bear interest.

                  The principal of each of the Collateral Series N Bonds shall be payable, upon presentation thereof, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee (as hereinafter defined) is located, in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

                  The Collateral Series N Bonds shall be issued and delivered by the Company to U.S. Bank Trust National Association, as successor trustee under the Indenture, dated as of October 1, 1993, as supplemented (the "1993 Mortgage"), of the Company to such successor trustee (the "1993 Mortgage Trustee"), as the basis for the authentication and delivery under the 1993 Mortgage of First Collateral Trust Bonds, Series No. 14. As provided in the 1993 Mortgage, the Collateral Series N Bonds will be registered in the name of the 1993 Mortgage Trustee or its nominee and will be owned and held by the 1993 Mortgage Trustee, subject to the provisions of the 1993 Mortgage, for the benefit of the holders of all securities from time to time outstanding under the 1993 Mortgage, and the Company shall have no interest therein.

                  Any payment by the Company under the 1993 Mortgage of the principal of the securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of Collateral Series N Bonds (other than by the application of the proceeds of a payment in respect of such Collateral Series N Bonds), shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of such Collateral Series N Bonds which is then due.

                  The Trustee may conclusively presume that the obligation of the Company to pay the principal of the Collateral Series N Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the 1993 Mortgage Trustee, signed by an authorized officer thereof, stating that the principal of specified Collateral Series N Bonds has become due and payable and has not been fully paid, and specifying the amount of funds required to make such payment.

                  Each Collateral Series N Bond shall be dated as of the date of its authentication.

                  The Collateral Series N Bonds shall be issued as fully registered bonds only, in denominations of $1,000 and multiples thereof.

                  The Collateral Series N Bonds shall be registerable and exchangeable at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, in the manner and upon the terms set forth in Section 5 of Article II of the Indenture; provided, however, that none of the Collateral Series N Bonds shall be transferable except to a successor trustee under the 1993 Mortgage. No service charge shall be made for any exchange or transfer of any Collateral Series N Bond.

                  SECTION 2. The text of the Collateral Series N Bonds shall be substantially in the form attached hereto as Exhibit A.

                  SECTION 3. The Collateral Series N Bonds may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Indenture in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.

                                  ARTICLE TWO

            CREATION AND DESCRIPTION OF THE COLLATERAL SERIES O BONDS

                  SECTION 1. A new series of bonds to be issued under and secured by the Indenture is hereby created, the bonds of such new series to be designated First Mortgage Bonds, Collateral Series O. The Collateral Series O Bonds shall be limited to an aggregate principal amount of Two Hundred Seventy-Five Million dollars ($275,000,000). The Collateral Series O Bonds shall mature on April 1, 2014. The Collateral Series O Bonds shall not bear interest.

                  The principal of each of the Collateral Series O Bonds shall be payable, upon presentation thereof, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

                  The Collateral Series O Bonds shall be issued and delivered by the Company to the 1993 Mortgage Trustee, as the basis for the authentication and delivery under the 1993 Mortgage of First Collateral Trust Bonds, Series No.
15. As provided in the 1993 Mortgage, the Collateral Series O Bonds will be registered in the name of the 1993 Mortgage Trustee or its nominee and will be owned and held by the 1993 Mortgage Trustee, subject to the provisions of the 1993 Mortgage, for the benefit of the holders of all securities from time to time outstanding under the 1993 Mortgage, and the Company shall have no interest therein.

                  Any payment by the Company under the 1993 Mortgage of the principal of the securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of Collateral Series O Bonds (other than by the application of the proceeds of a payment in respect of such Collateral Series O Bonds), shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of such Collateral Series O Bonds which is then due.

                  The Trustee may conclusively presume that the obligation of the Company to pay the principal of the Collateral Series O Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the 1993 Mortgage Trustee, signed by an authorized officer thereof, stating that the principal of specified Collateral Series O Bonds has become due and payable and has not been fully paid, and specifying the amount of funds required to make such payment.

                  Each Collateral Series O Bond shall be dated as of the date of its authentication.

                  The Collateral Series O Bonds shall be issued as fully registered bonds only, in denominations of $1,000 and multiples thereof.

                  The Collateral Series O Bonds shall be registerable and exchangeable at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, in the manner and upon the terms set forth in Section 5 of Article II of the Indenture; provided, however, that none of the Collateral Series O Bonds shall be transferable except to a successor trustee under the 1993 Mortgage. No service charge shall be made for any exchange or transfer of any Collateral Series O Bond.

                  SECTION 2. The text of the Collateral Series O Bonds shall be substantially in the form attached hereto as Exhibit B.

                  SECTION 3. The Collateral Series O Bonds may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Indenture in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.

                                 ARTICLE THREE

                   REDEMPTION OF THE COLLATERAL SERIES N BONDS
                        AND THE COLLATERAL SERIES O BONDS

                  SECTION 1. Each Collateral Series N Bond and Collateral Series Bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

                  SECTION 2. The provisions of Sections 3, 4, 5, 6 and 7 of
Article V of the Indenture shall be applicable to the Collateral Series N Bonds and the Collateral Series O Bonds, except that (a) no publication of notice of redemption of the Collateral Series N Bonds or the Collateral Series O Bonds shall be required and (b) if less than all the Collateral Series N Bonds or the Collateral Series O Bonds are to be redeemed, the Collateral Series N Bonds or the Collateral Series O Bonds to be redeemed shall be selected in the principal amounts designated to the Trustee by the Company, and except as such provisions may otherwise be inconsistent with the provisions of this Article Three.

                  SECTION 3. The holder of each and every Collateral Series N Bond and Collateral Series O Bond hereby agrees to accept payment thereof prior to maturity on the terms and conditions provided for in this Article Three.

                                  ARTICLE FOUR

                         ACKNOWLEDGMENT OF RIGHT TO VOTE
                           OR CONSENT WITH RESPECT TO
                         CERTAIN AMENDMENTS TO INDENTURE

                  The Company hereby acknowledges the right of the holders of the Collateral Series N Bonds and the Collateral Series O Bonds to vote or consent with respect to any or all of the modifications to the Indenture referred to in Article Three of the Supplemental Indenture, dated as of March 1, 1980, irrespective of the fact that the Bonds of the Second 1987 Series are no longer outstanding; provided, however, that such acknowledgment shall not impair
(a) the right of the Company to make such modifications without the consent or other action of the holders of the Bonds of the 2020 Series or the bonds of any other series subsequently created under the Indenture with respect to which the Company has expressly reserved such right or (b) the right of the Company to reserve the right to make such modifications without the consent or other action of the holders of bonds of one or more, or any or all, series created subsequent to the creation of the Collateral Series N Bonds and the Collateral Series O Bonds.

                                  ARTICLE FIVE

                                   THE TRUSTEE

                  The Trustee accepts the trusts created by this Supplemental Indenture upon the terms and conditions set forth in the Indenture and this Supplemental Indenture. The recitals in this Supplemental Indenture are made by the Company only and not by the Trustee. Each and every term and condition contained in Article XII of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

                                  ARTICLE SIX

                            MISCELLANEOUS PROVISIONS

                  SECTION 1. Subject to the variations contained in Article Three of this Supplemental Indenture, the Indenture is in all respects ratified and confirmed and the Principal Indenture, this Supplemental Indenture and all other indentures supplemental to the Principal Indenture shall be read, taken and construed as one and the same instrument. Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Indenture on any of the properties subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture.

                  All covenants and provisions of the Indenture shall continue in full force and effect and this Supplemental Indenture shall form part of the Indenture.

                  SECTION 2. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Supplemental Indenture, shall not be a Business Day (as defined in the 1993 Mortgage), such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date provided in this Supplemental Indenture.

                  SECTION 3. The terms defined in the Indenture shall, for all purposes of this Supplemental Indenture, have the meaning specified in the Indenture except as set forth in Section 4 of this Article or otherwise set forth in this Supplemental Indenture or unless the context clearly indicates some other meaning to be intended.

                  SECTION 4. Any term defined in Section 303 of the Trust Indenture Act of 1939, as amended, and not otherwise defined in the Indenture shall, with respect to this Supplemental Indenture, the Collateral Series N Bonds and the Collateral Series O Bonds, have the meaning assigned to such term in Section 303 as in force on the date of the execution of this Supplemental Indenture.

                  SECTION 5. This Supplemental Indenture may be executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, Public Service Company of Colorado, party hereto of the first part, has caused its corporate name to be hereunto affixed, and this instrument to be signed by its President, an Executive Vice President, a Senior Vice President or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and U.S. Bank Trust National Association, the party hereto of the second part, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed and its corporate seal to be affixed by one of its Assistant Vice Presidents and attested by one of its Trust Officers, for and in its behalf, all as of the day and year first above written.

                                    PUBLIC SERVICE COMPANY OF
                                      COLORADO

                                    By: /s/ Benjamin G. S. Fowke III
                                        ----------------------------------------
                                        Name:  Benjamin G. S. Fowke III
                                        Title: Vice President and Treasurer

ATTEST: /s/ Anne M. Ziebell
        -------------------------------------
        Name:  Anne M. Ziebell
        Title: Assistant Secretary

STATE OF MINNESOTA        )
                          )  ss.:
CITY OF MINNEAPOLIS       )

                  On this 1st day of September, 2003, before me, Sharon M. Quellhorst, a duly authorized Notary Public in and for said City in the State aforesaid, personally appeared Benjamin G. S. Fowke III and Anne M. Ziebell to me known to be a Vice President and Treasurer and the Assistant Secretary, respectively, of PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado, one of the corporations that executed the within and foregoing instrument; and the said Vice President and Treasurer and Assistant Secretary severally acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                         /s/ Sharon M. Quellhorst
                                     ---------------------------------------
                                     Name:  Sharon M. Quellhorst
                                     Notary Public, State of Minnesota
                                     Commission Expires:  January 31, 2005

                                 U.S. BANK TRUST
                                  NATIONAL ASSOCIATION,
                                     as Trustee

                                 By: /s/ Ignazio Tamburello
                                     -----------------------------------------
                                     Name:  Ignazio Tamburello
                                     Title: Assistant Vice President

ATTEST: /s/ Adam Berman
        -------------------------------
        Name:  Adam Berman
        Title: Trust Officer

STATE OF NEW YORK                )
                                 ) ss.:
CITY AND COUNTY OF NEW YORK      )

                  On this 2nd day of September, 2003, before me, Rouba Fakih, a duly authorized Notary Public in and for said City and County in the State aforesaid, personally appeared Ignazio Tamburello and Adam Berman to me known to be an Assistant Vice President and a Trust Officer, respectively, of U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, one of the corporations that executed the within and foregoing instrument; and the said Assistant Vice President and Trust Officer severally acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                 /s/ Rouba Fakih
                                 ----------------------------------------------
                                 Name: Rouba Fakih
                                 Notary Public, State of New York

                                 Commission Expires: February 20, 2007

                                                                       EXHIBIT A

                        FORM OF COLLATERAL SERIES N BOND

         THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR TRUSTEE UNDER THE INDENTURE, DATED AS OF OCTOBER 1, 1993, AS SUPPLEMENTED, BETWEEN PUBLIC SERVICE COMPANY OF COLORADO AND U.S. BANK TRUST NATIONAL ASSOCIATION (FORMERLY FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION), AS SUCCESSOR TRUSTEE THEREUNDER.

                       PUBLIC SERVICE COMPANY OF COLORADO

                              FIRST MORTGAGE BOND,

                               Collateral Series N

                                    DUE 2008

REGISTERED                                                          REGISTERED

No. _________________                                        $__________________

         FOR VALUE RECEIVED, PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (hereinafter sometimes called the "Company"), promises to pay to U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as successor trustee (the "1993 Mortgage Trustee") under the Indenture, dated as of October 1, 1993 (the "1993 Mortgage"), of the Company, or registered assigns,

                                                                         Dollars
on October 1, 2008, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located. This bond shall not bear interest. The principal of this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         Any payment by the Company under the 1993 Mortgage of the principal of securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of this bond (other than by the application of the proceeds of a payment in respect of this bond) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of this bond which is then due.

         This bond is one of an issue of bonds of the Company, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture

                                   Exhibit A-1
hereinafter mentioned, may afford additional security for the bonds of any particular series) by a certain indenture, dated as of December 1, 1939, made by the Company to U.S. BANK TRUST NATIONAL ASSOCIATION (formerly First Trust of New York, National Association), as successor trustee (hereinafter called the "Trustee") to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York), as amended and supplemented by several indentures supplemental thereto, including the Supplemental Indenture dated as of September 1, 2003 (said Indenture as amended and supplemented by said indentures supplemental thereto being hereinafter called the "Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee, and the holders of said bonds, under the Indenture, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture and of all indentures supplemental thereto in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the bonds then outstanding (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided, however, that without the consent of the holder hereof no such modification or alteration shall be made which will extend the time of payment of the principal of this bond or reduce the principal amount hereof or effect any other modification of the terms of payment of such principal or will reduce the percentage of bonds required for the aforesaid actions under the Indenture. The Company has reserved the right to amend the Indenture without any consent or other action by holders of any series of bonds created after October 31, 1975 (including this series) so as to change 75% in the foregoing sentence to 60% and to change certain procedures relating to bondholders' meetings. This bond is one of a series of bonds designated as the First Mortgage Bonds, Collateral Series N, of the Company.

         This bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

         The principal of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an event of default as therein provided.

         This bond is not transferable except to a successor trustee under the 1993 Mortgage, any such transfer to be made at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, upon surrender and cancellation of this bond, and thereupon a new bond of this series of a like principal amount will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company, the Trustee, any paying agent and any registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes. This bond, alone or with other bonds of this series, may in like manner be exchanged at such office or agency for one or more new bonds of this series of the same aggregate principal

                                   Exhibit A-2
amount, all as provided in the Indenture. No service charge shall be made to any holder of any bond of this series for any exchange or transfer of bonds.

         No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, shareholder, officer or director, as such, of the Company, whether former, present or future, either directly, or indirectly through the Company or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any statute or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of shareholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the shareholders), any and all such liability of incorporators, shareholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

         This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by U.S. Bank Trust National Association, or its successor, as Trustee under the Indenture.

         IN WITNESS WHEREOF, Public Service Company of Colorado has caused this bond to be signed in its name by a Vice President and its corporate seal to be affixed hereto and attested by its Secretary or an Assistant Secretary.

Dated:                           PUBLIC SERVICE COMPANY OF
                                 COLORADO

                                 By: ______________________________
                                      [Vice President]

ATTEST:________________________
       [Assistant Secretary]

                          CERTIFICATE OF AUTHENTICATION

         This is one of the securities of the series designated therein referred to in the within-mentioned Supplemental Indenture.

Dated:                           U.S. BANK TRUST
                                 NATIONAL ASSOCIATION,
                                    AS TRUSTEE

                                 By: ______________________________
                                                 Authorized Officer

                                   Exhibit A-3

                                                                       EXHIBIT B

                        FORM OF COLLATERAL SERIES O BOND

         THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR TRUSTEE UNDER THE INDENTURE, DATED AS OF OCTOBER 1, 1993, AS SUPPLEMENTED, BETWEEN PUBLIC SERVICE COMPANY OF COLORADO AND U.S. BANK TRUST NATIONAL ASSOCIATION (FORMERLY FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION), AS SUCCESSOR TRUSTEE THEREUNDER.

                       PUBLIC SERVICE COMPANY OF COLORADO

                              FIRST MORTGAGE BOND,

                               Collateral Series O

                                    DUE 2014

REGISTERED                                                       REGISTERED

No._______________                                               $______________

         FOR VALUE RECEIVED, PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (hereinafter sometimes called the "Company"), promises to pay to U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as successor trustee (the "1993 Mortgage Trustee") under the Indenture, dated as of October 1, 1993 (the "1993 Mortgage"), of the Company, or registered assigns,

                                                                         Dollars
on April 1, 2014, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located. This bond shall not bear interest. The principal of this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         Any payment by the Company under the 1993 Mortgage of the principal of securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of this bond (other than by the application of the proceeds of a payment in respect of this bond) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of this bond which is then due.

         This bond is one of an issue of bonds of the Company, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture

                                   Exhibit B-1
hereinafter mentioned, may afford additional security for the bonds of any particular series) by a certain indenture, dated as of December 1, 1939, made by the Company to U.S. BANK TRUST NATIONAL ASSOCIATION (formerly First Trust of New York, National Association), as successor trustee (hereinafter called the "Trustee") to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York), as amended and supplemented by several indentures supplemental thereto, including the Supplemental Indenture dated as of September 1, 2003 (said Indenture as amended and supplemented by said indentures supplemental thereto being hereinafter called the "Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee, and the holders of said bonds, under the Indenture, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture and of all indentures supplemental thereto in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the bonds then outstanding (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided, however, that without the consent of the holder hereof no such modification or alteration shall be made which will extend the time of payment of the principal of this bond or reduce the principal amount hereof or effect any other modification of the terms of payment of such principal or will reduce the percentage of bonds required for the aforesaid actions under the Indenture. The Company has reserved the right to amend the Indenture without any consent or other action by holders of any series of bonds created after October 31, 1975 (including this series) so as to change 75% in the foregoing sentence to 60% and to change certain procedures relating to bondholders' meetings. This bond is one of a series of bonds designated as the First Mortgage Bonds, Collateral Series O, of the Company.

         This bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

         The principal of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an event of default as therein provided.

         This bond is not transferable except to a successor trustee under the 1993 Mortgage, any such transfer to be made at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, upon surrender and cancellation of this bond, and thereupon a new bond of this series of a like principal amount will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company, the Trustee, any paying agent and any registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes. This bond, alone or with other bonds of this series, may in like manner be exchanged at such office or agency for one or more new bonds of this series of the same aggregate principal

                                   Exhibit B-2
amount, all as provided in the Indenture. No service charge shall be made to any holder of any bond of this series for any exchange or transfer of bonds.

         No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, shareholder, officer or director, as such, of the Company, whether former, present or future, either directly, or indirectly through the Company or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any statute or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of shareholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the shareholders), any and all such liability of incorporators, shareholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

         This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by U.S. Bank Trust National Association, or its successor, as Trustee under the Indenture.

         IN WITNESS WHEREOF, Public Service Company of Colorado has caused this bond to be signed in its name by a Vice President and its corporate seal to be affixed hereto and attested by its Secretary or an Assistant Secretary.

Dated:                           PUBLIC SERVICE COMPANY OF
                                 COLORADO

                                 By: __________________________
                                     [Vice President]

ATTEST:________________________
      [Assistant Secretary]

                          CERTIFICATE OF AUTHENTICATION

         This is one of the securities of the series designated therein referred to in the within-mentioned Supplemental Indenture.

Dated:                           U.S. BANK TRUST
                                 NATIONAL ASSOCIATION,
                                      AS TRUSTEE

                                 By: _________________________________
                                                    Authorized Officer

                                   Exhibit B-3

                                                                      SCHEDULE A

                             SUPPLEMENTAL INDENTURES

    DATE OF                                                                                       PRINCIPAL
 SUPPLEMENTAL                                                         PRINCIPAL                     AMOUNT
   INDENTURE                        SERIES OF BONDS                 AMOUNT ISSUED                OUTSTANDING
   ---------                        ---------------                 -------------                -----------
March 14, 1941                              None                                --                    --
May 14, 1941                                None                                --                    --
April 28, 1942                              None                                --                    --
April 14, 1943                              None                                --                    --
April 27, 1944                              None                                --                    --
April 18, 1945                              None                                --                    --
April 23, 1946                              None                                --                    --
April 9, 1947                               None                                --                    --
June 1, 1947*                      2-7/8% Series due 1977          $    40,000,000                  None
April 1, 1948                               None                                --                    --
May 20, 1948                                None                                --                    --
October 1, 1948                    3-1/8% Series due 1978               10,000,000                  None
April 20, 1949                              None                                --                    --
April 24, 1950                              None                                --                    --
April 18, 1951                              None                                --                    --
October 1, 1951                    3-1/4% Series due 1981               15,000,000                  None
April 21, 1952                              None                                --                    --
December 1, 1952                            None                                --                    --
April 15, 1953                              None                                --                    --
April 19, 1954                              None                                --                    --
October 1, 1954*                   3-1/8% Series due 1984               20,000,000                  None
April 18, 1955                              None                                --                    --
April 24, 1956                              None                                --                    --
May 1, 1957*                       4-3/8% Series due 1987               30,000,000                  None
April 10, 1958                              None                                --                    --
May 1, 1959                        4-5/8% Series due 1989               20,000,000                  None
April 18, 1960                              None                                --                    --
April 19, 1961                              None                                --                    --
October 1, 1961                    4-1/2% Series due 1991               30,000,000                  None
March 1, 1962                      4-5/8% Series due 1992                8,800,000                  None
June 1, 1964                       4-1/2% Series due 1994               35,000,000                  None
May 1, 1966                        5-3/8% Series due 1996               35,000,000                  None
July 1, 1967*                      5-7/8% Series due 1997               35,000,000                  None
July 1, 1968*                      6-3/4% Series due 1998               25,000,000                  None
April 25, 1969                              None                                --                    --

                                  Schedule A-1

  DATE OF                                                                                         PRINCIPAL
SUPPLEMENTAL                                                          PRINCIPAL                    AMOUNT
 INDENTURE                           SERIES OF BONDS                AMOUNT ISSUED                OUTSTANDING
------------                         ---------------                -------------                -----------
April 21, 1970                              None                                --                     --
September 1, 1970                  8-3/4% Series due 2000               35,000,000                   None
February 1, 1971                   7-1/4% Series due 2001               40,000,000                   None
August 1, 1972                     7-1/2% Series due 2002               50,000,000                   None
June 1, 1973                       7-5/8% Series due 2003               50,000,000                   None
March 1, 1974                    Pollution Control Series A             24,000,000                   None
December 1, 1974                 Pollution Control Series B             50,000,000                   None
October 1, 1975                    9-3/8% Series due 2005               50,000,000                   None
April 28, 1976                              None                                --                     --

April 28, 1977                              None                                --                     --
November 1, 1977*                  8-1/4% Series due 2007               50,000,000                   None
April 28, 1978                              None                                --                     --
October 1, 1978                    9-1/4% Series due 2008               50,000,000                   None
October 1, 1979*                 Pollution Control Series C             50,000,000                   None
March 1, 1980*                      15% Series due 1987                 50,000,000                   None
April 28, 1981                              None                                --                     --
November 1, 1981*                Pollution Control Series D             27,380,000                   None
December 1, 1981*                 16-1/4% Series due 2011               50,000,000                   None
April 29, 1982                              None                                --                     --
May 1, 1983*                     Pollution Control Series E             42,000,000                   None

April 30, 1984                              None                                --                     --
March 1, 1985*                      13% Series due 2015                 50,000,000                   None
November 1, 1986*                Pollution Control Series F             27,250,000                   None
May 1, 1987*                       8.95% Series due 1992                75,000,000                   None
July 1, 1990*                      9-7/8% Series due 2020               75,000,000                   None
December 1, 1990*           Secured Medium-Term Notes, Series A        191,500,000**                 None
March 1, 1992*                   8-1/8% Series due 2004 and            100,000,000               100,000,000
                                   8-3/4% Series due 2022              150,000,000                   None
April 1, 1993*                   Pollution Control Series G             79,500,000                79,500,000
June 1, 1993*                    Pollution Control Series H             50,000,000                50,000,000
November 1, 1993*                   Collateral Series A                134,500,000               134,500,000

January 1, 1994*              Collateral Series B due 2001 and         102,667,000                   None
                                Collateral Series B due 2024           110,000,000               110,000,000
September 2, 1994                           None                                --                     --
(Appointment of
Successor Trustee)
May 1, 1996                         Collateral Series C                125,000,000               125,000,000

                                  Schedule A-2

  DATE OF                                                                                         PRINCIPAL
SUPPLEMENTAL                                                          PRINCIPAL                    AMOUNT
 INDENTURE                           SERIES OF BONDS                AMOUNT ISSUED                OUTSTANDING
 ---------                           ---------------                -------------                -----------
November 1, 1996                    Collateral Series D              250,000,000                 175,000,000
February 1, 1997                    Collateral Series E              150,000,000                    None
April 1, 1998                       Collateral Series F              250,000,000                    None
August 15, 2002                     Collateral Series G               48,750,000                  48,750,000
September 1, 2002                   Collateral Series H              600,000,000                    None
September 15, 2002                  Collateral Series I              530,000,000                    None
April 1, 2003                       Collateral Series J              600,000,000                 600,000,000
March 1, 2003                       Collateral Series K              250,000,000                 250,000,000
May 1, 2003                         Collateral Series M              350,000,000                 350,000,000

--------------------------

* Contains amendatory provisions

** $200,000,000 authorized

                                  Schedule A-3